Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group





Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Scudder Money Market Fund, Scudder Government Money Fund, Scudder Tax-Exempt Money Fund, a series of Scudder Money Funds, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




March 29, 2005                                 /s/Julian Sluyters
                                               Julian Sluyters
                                               Chief Executive Officer
                                               Scudder Money Market Fund,
                                               Scudder Government Money Fund,
                                               Scudder Tax-Exempt Money Fund,
                                               a series of Scudder Money Funds

                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group









Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Scudder Money Market Fund, Scudder Government Money Fund, Scudder Tax-Exempt Money Fund, a series of Scudder Money Funds, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




March 29, 2005                                 /s/Paul Schubert
                                               Paul Schubert
                                               Chief Financial Officer
                                               Scudder Money Market Fund,
                                               Scudder Government Money Fund,
                                               Scudder Tax-Exempt Money Fund,
                                               a series of Scudder Money Funds